UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): June 1, 2015

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 849-9500

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Homeowners Choice Property & Casualty Insurance Company, Inc.

To mitigate risk from hurricanes, floods and other catastrophes, each year our principal operating subsidiary, Homeowners Choice Property & Casualty Insurance Company, Inc., implements a comprehensive reinsurance program whereby Homeowners Choice pays premiums to other entities that agree to indemnify Homeowners Choice against costs associated with policyholder claims caused by certain catastrophic events.

Homeowners Choice has secured its reinsurance program for the year June 1, 2015 through May 31, 2016 by entering into contracts with multiple private reinsurance companies and with the State Board of Administration of Florida, which administers the Florida Hurricane Catastrophe Fund. A significant portion of the program was secured through multi-year reinsurance contracts entered into and reported previously.

The private reinsurance companies include Renaissance Reinsurance Ltd., Endurance Specialty Insurance Ltd., Odyssey Reinsurance Company, ACE Tempest Reinsurance Ltd., Amlin AG, various Lloyd’s syndicates, National Liability & Fire Insurance Company, which is an affiliate of Berkshire Hathaway, Inc., and our own Bermuda-based reinsurance subsidiary, Claddaugh Casualty Insurance Company Ltd.

The reinsurance contracts provide various coverages, limits, retentions and durations. The private reinsurance contracts cover, in general, hurricanes, tropical storms, tornados, and other large events. One of the private reinsurance contracts covers a limited bordereaux of policies that includes all policies having flood coverage as well as a selection of multi-peril polices eligible for flood endorsement. The Florida Hurricane Catastrophe Fund contract covers only storms designated as hurricanes by the National Hurricane Center.

Excluding the bordereaux contract, the program provides coverage for an event up to $1.443 billion, which according to catastrophe models approved by the Florida Office of Insurance Regulation is sufficient to cover the probable maximum loss resulting from a 1 in 260 year event. Total premiums for the program (excluding the bordereaux contract) are approximately $201 million with significant portions of the premium payments divided into installments throughout the contract year. Retention under the contracts, excluding the flood coverage, is approximately $16 million in a single event. Following an event that would exhaust coverage provided by the Florida Hurricane Catastrophe Fund, we would have coverage for a subsequent event as large as $672 million. All our private reinsurers are AM Best rated ‘A-’ or better or have fully collateralized their potential obligations to us.

The Florida Hurricane Catastrophe Fund component of the program is estimated to cover 90% of $1.031 billion of first event loss in excess of $345 million at a total estimated cost of $69.9 million.

Excluding the bordereaux contract, the reinsurance purchased by Homeowners Choice from Claddaugh provides approximately $50.7 million of coverage in a first event and $39.1 million of coverage in a second event in exchange for premiums of approximately $29.2 million. Claddaugh has deposited funds into a trust account to fully collateralize its exposure to Homeowners Choice or has ceded exposure to a fully collateralized reinsurer. The bordereaux contract, which covers all flood endorsed policies and flood eligible policies, is a multi-year excess of loss contract (previously entered into and reported) with Claddaugh and National Liability & Fire Insurance Company, a Berkshire Hathaway, Inc. affiliate. Under the contract, Claddaugh will cover up to a 20% loss ratio plus $13 million with remaining losses entirely covered by National Liability & Fire Insurance Company. Claddaugh has fully collateralized its exposure to Homeowners Choice under this contract.

Certain multi-year private reinsurance contracts from previous years include retrospective provisions that adjust premiums, increase the amount of future coverage, or result in profit commissions in the event losses are minimal or zero. In accordance with generally accepted accounting principles, we will recognize an asset in the period in which the absence of loss experience gives rise to an increase in future coverage or obligates the reinsurer to pay cash or other consideration under the contract. On the contrary, we will derecognize such asset in the period in which a loss experience arises. Such adjustments to the asset, which accrue throughout the contract term, will negatively impact our operating results when a catastrophic loss event occurs. As a result of these adjustments, we expect to recognize reinsurance premiums ceded from June 1, 2015 through May 31, 2016 of approximately $164 million, which is net of ceding commissions and premiums paid to Claddaugh, assuming no losses occur during that period.

Claddaugh Casualty Insurance Company Ltd

Where we think prudent, we selectively retain risk in Claddaugh, displacing the need to pay high premium rates to third parties. Homeowners Choice instead pays Claddaugh for comparable coverage at comparable rates. As described above, excluding the bordereaux contract, Claddaugh provides to Homeowners Choice approximately $50.7 million of coverage in a first event and $39.1 million of coverage in a second event in exchange for premiums of approximately $29.2 million. Under the bordereaux contract, Claddaugh provides coverage up to a 20% loss ratio plus $13 million, with remaining losses entirely covered by National Liability & Fire Insurance Company.

Claddaugh has a multi-year retrocession contract (previously entered and reported) that provides approximately $11.6 million of coverage in exchange for approximately $3.3 million of premium payments. The obligation of the reinsurer under the retrocession contract has been fully collateralized.

Certain material reinsurance contracts appear as exhibits to this form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

10.58	Endorsement No 1 effective June 1, 2015 to Multi-Year Catastrophe Excess of Loss Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.59	Endorsement No 1 effective June 1, 2015 to Interests And Liabilities Agreement forming a part of Multi-Year Catastrophe Excess of Loss Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers.

10.60	Endorsement No 1 effective June 1, 2015 to Multi-Year Catastrophe Excess of Loss Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company by Endurance Specialty Insurance LTD. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.61	Endorsement No 1 effective June 1, 2015 to Interests And Liabilities Agreement forming a part of Multi-Year Catastrophe Excess of Loss Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Endurance Specialty Insurance LTD.

10.62	Endorsement No 2 effective June 1, 2015 to Working Layer Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2013 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by National Liability & Fire Insurance Company.

10.63	Endorsement No 3 effective June 1, 2015 to Working Layer Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2013 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Claddaugh Casualty Insurance Company LTD. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.64	Endorsement No 1 effective June 1, 2015 to Multi-Year Reinstatement Premium Protection Reinsurance Contract effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.65	Endorsement No 1 effective June 1, 2015 to Interests And Liabilities Agreement forming a part of Multi-Year Reinstatement Premium Protection Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers.

10.66	Endorsement No 1 effective June 1, 2015 to Multi-Year Reinstatement Premium Protection Reinsurance Contract effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Blue Water Reinsurance LTD. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.67	Endorsement No 1 effective June 1, 2015 to Interests And Liabilities Agreement forming a part of Multi-Year Reinstatement Premium Protection Reinsurance Contracts effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Blue Water Reinsurance LTD.

10.68	Endorsement No 1 effective June 1, 2015 to Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Aeolus RE LTD. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.69	Endorsement No 1 effective June 1, 2015 to Interests And Liabilities Agreement forming a part of Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Aeolus RE LTD.

10.70	Endorsement No 1 effective June 1, 2015 to Underlying Aggregate Excess of Loss Reinsurance Contract effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by Claddaugh Casualty Insurance Company LTD.

10.71	Endorsement No 1 effective June 1, 2015 to Excess of Loss Reinsurance Contract effective June 1, 2014 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by National Liability & Fire Insurance Company.

10.72	Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.73	Interests And Liabilities Agreement forming a part of Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers (Blue Water RE LTD; and Endurance Specialty Insurance LTD). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.74	Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.75	Interests And Liabilities Agreement forming a part of Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers (Allianz Risk Transfer AG (Bermuda Branch)). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.76	Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.77	Interests And Liabilities Agreement forming a part of Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers (Certain Underwriters at Lloyd’s; Amlin Bermuda (Branch of Amlin AG); Pioneer Underwriters (on behalf of Peak Reinsurance Company Limited); Ace Tempest Reinsurance Limited; Claddaugh Casualty Insurance Company LTD; Davinci Reinsurance LTD; Endurance Specialty Insurance LTD; Everest Reinsurance Company; Montpelier Reinsurance LTD; Odyssey Reinsurance Company; Partner Reinsurance Company LTD; and Renaissance Reinsurance LTD). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.78	Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.79	Interests And Liabilities Agreement forming a part of Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers (Certain Underwriters at Lloyd’s; Amlin Bermuda (Branch of Amlin AG); Pioneer Underwriters (on behalf of Peak Reinsurance Company Limited); Pioneer Underwriters (on behalf of Taiping Reinsurance Co LTD; Ace Tempest Reinsurance Limited; Arch Reinsurance LTD; Davinci Reinsurance LTD; Endurance Specialty Insurance LTD; Everest Reinsurance Company; Hannover RE (Bermuda) LTD; Montpelier Reinsurance LTD; MS Frontier Reinsurance LTD; Odyssey Reinsurance Company; Partner Reinsurance Company LTD; and Renaissance Reinsurance LTD). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.80	Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.81	Interests And Liabilities Agreement forming a part of Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers (Swiss Reinsurance America Corporation). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.82	Underlying Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.83	Interests And Liabilities Agreement forming a part of Underlying Catastrophe Excess of Loss Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurer (Claddaugh Casualty Insurance Company LTD). Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.84	Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.85	Interests And Liabilities Agreement forming a part of Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. subscribing reinsurers (Certain Underwriters at Lloyd’s; and Blue Water RE LTD. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.86	Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. by subscribing reinsurers. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

10.87	Interests And Liabilities Agreement forming a part of Reinstatement Premium Protection Reinsurance Contract effective June 1, 2015 issued to Homeowners Choice Property & Casualty Insurance Company, Inc. subscribing reinsurers (Allianz Risk Transfer AG (Bermuda Branch); Blue Water RE TLD; . Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2015.

HCI GROUP, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.